UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 2, 2003
                                  ------------
                      (Date of the earliest event reported)


                              CANNON EXPRESS, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                   1-13917                     71-0650141
      ------------------            ------------               ---------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

       1457 EAST ROBINSON AVENUE, P.O. BOX 364, SPRINGDALE, ARKANSAS 72765
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (479) 751-9209
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

           On December 2, 2003, the Registrant's Board of Directors (the "Board") met and determined that it was desirable and in the best interests of the Registrant, its stockholders and for the benefit of its creditors and all other stakeholders of the Registrant, that a petition, seeking protections under the provisions of the United States Bankruptcy Code (which may be under Chapter 11 or otherwise), be filed at the earliest practicable date in a court of competent jurisdiction.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 2, 2003

                                         CANNON EXPRESS, INC.



                                         By:       /S/ JOHN W. PACHECO
                                                   --------------------
                                         Name:     John W. Pacheco
                                         Title:    Chief Executive Officer



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